SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 29, 1997

                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                       0-239052               84-1028716
 ---------------------------         -----------            -----------------
(State of other jurisdiction        (Commission            (I.R.S. Employer
 of incorporation)                   File Number)           Identification No.)



301 Remington, Fort Collins, Colorado                            80524
---------------------------------------                         --------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  970-484-7722





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
Item 5   Other Events

     a) Avert, Inc. announced record financial results for the third quarter and nine month period.


Item 7   Financial Statements and Exhibits

     c)   Exhibits

     37 Press release dated October 29, 1997 regarding third quarter and nine month results











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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              AVERT, INC.



November 10, 1997                                By:  /s/ Dean A. Suposs
Date                                             -----------------------------
                                                 Dean A. Suposs
                                                 President










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




                                  EXHIBIT INDEX

Exhibit No.         Exhibit Description                                  Page
----------          -------------------                                  ----
37                  Press Release, dated                                   5
                    October 29, 1997






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